AMENDMENT NO. 2
TO
MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS
     This Amendment dated as of February 8, 2010, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the “Contract”), dated May 1, 2008, between Invesco Advisers, Inc. (the “Adviser”), on behalf of AIM Investment Securities Funds, and each of Invesco Trimark Ltd., formerly AIM Funds Management Inc., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (each a “Sub-Adviser” and, collectively, the “Sub-Advisers”).
W I T N E S S E T H:
     WHEREAS, the parties desire to amend the Contract to add the following series portfolios: Invesco High Yield Securities Fund, Invesco Van Kampen Core Plus Fixed Income Fund, Invesco Van Kampen Corporate Bond Fund, Invesco Van Kampen Government Securities Fund, Invesco Van Kampen High Yield Fund and Invesco Van Kampen Limited Duration Fund;
     NOW, THEREFORE, the parties agree as follows;
1.	Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:
“EXHIBIT A
Funds
AIM Core Bond Fund
AIM Dynamics Fund
AIM Global Real Estate Fund
AIM High Yield Fund
AIM Income Fund
AIM Limited Maturity Treasury Fund
AIM Money Market Fund
AIM Municipal Bond Fund
AIM Real Estate Fund
AIM Short Term Bond Fund
AIM U.S. Government Fund
Invesco High Yield Securities Fund
Invesco Van Kampen Core Plus Fixed Income Fund
Invesco Van Kampen Corporate Bond Fund
Invesco Van Kampen Government Securities Fund
Invesco Van Kampen High Yield Fund
Invesco Van Kampen Limited Duration Fund”

2.	All other terms and provisions of the Contract not amended shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

Adviser

By: Name:	John M. Zerr
Title:	Senior Vice President

INVESCO TRIMARK LTD.

Sub-Adviser

By:

Name:

Title:

By:

Name:

Title:

INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH

Sub-Adviser

By:

Name:

Title:

INVESCO ASSET MANAGEMENT LIMITED

Sub-Adviser

By:

Name:

Title:

INVESCO ASSET MANAGEMENT (JAPAN) LTD.

Sub-Adviser

By:

Name:

Title:

INVESCO AUSTRALIA LIMITED

Sub-Adviser

By:

Name:

Title:

INVESCO HONG KONG LIMITED

Sub-Adviser

By:

Name:

Title:

INVESCO SENIOR SECURED MANAGEMENT, INC.

Sub-Adviser

By:

Name:

Title:

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